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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      ----------



                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)     January 31, 1998
                                                       ------------------------



                               Commercial Assets, Inc.
                     -------------------------------------------
                (Exact name of registrant as specified in its charter)


            MARYLAND                      1-22262                84-1240911
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



   3410 S. Galena Street, Suite 210, Denver, CO                     80231
--------------------------------------------------           -------------------
    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code   (303) 614-9410
                                                          --------------------


                                    NOT APPLICABLE
           ---------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

    On January 31, 1998, Commercial Assets, Inc. ("CAI") entered into a Conbribution Agreement (the "Contribution Agreement") with the stockholder of CAII Holdings, Inc. ("Holdings"). The Contribution Agreement provides, among other things, that (i) CAI will contribute certain assets to Holdings, (ii) the stockholder of Holdings will contribute the stock of Holdings to CAI or a subsidiary of CAI, (iii) following the contribution of Holdings stock, CAI will agree to contribute additional assets to Holdings with the intent of creating a stand-alone entity meeting the requirements for listing on the NYSE or NASDAQ National Market, (iv) if CAI is successful in listing the Holdings stock on the NYSE or NASDAQ National Market, the stock of Holdings will be distributed to the stockholders of CAI. If CAI is unable to list the Holdings stock on the NYSE or NASDAQ National Market, Holdings will remain a direct or indirect subsidiary of CAI and CAI will pay to the former stockholder of Holdings an amount necessary to compensate the former Holdings stockholder for the value of such stock on January 31, 1998.

    Holdings is a corporation wholly-owned by Terry Considine, CAI's co-Chairman and co-Chief Executive Officer. As a result, consummation of the transaction is subject to the approval of CAI's independent members of the board of directors and any transfer of assets or services to Holdings will be at market rates and approved by the independent directors, and if market rates are difficult to ascertain, the pricing will favor CAI.

    It is CAI's intent to use Holdings as a vehicle for holding property and performing services for which CAI is limited or prohibited due to CAI's election to be taxed as a real estate investment trust. CAI is finalizing which assets will be contributed to Holdings and if it is determined that it is impossible or impractical to create a stand-alone entity meeting the requirements for listing on the NYSE or NASDAQ National Market, the Contribution Agreement will be terminated and the former stockholders of Holdings will be compensated for their contribution.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

          Not applicable.

(b)  Pro Forma Financial Information

          Not applicable.

(c)  Exhibits

          The following exhibits are filed with this report:

Exhibit
Number       Description
-------      -----------

 2.1 Contribution Agreement, dated as of January 31, 1998, by and between Commercial Assets, Inc. and Terry Considine

99.1         Press Release of Commercial Assets, Inc., dated February 3, 1998.

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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMMERCIAL ASSETS, INC.



Date:  February 3, 1998            By:    /s/ TERRY CONSIDINE
                                      --------------------------------------
                                      Terry Considine
                                      Co-Chief Executive Officer



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Exhibit
Number       Description
-------      -----------

 2.1 Contribution Agreement, dated as of January 31, 1998, by and between Commercial Assets, Inc. and Terry Considine

99.1         Press Release of Commercial Assets, Inc., dated February 3, 1998.